SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 28, 2011

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02.	Disclosure of Results of Operations and Financial Condition.

On April 28, 2011, Bryn Mawr Bank Corporation (the “Corporation”), the parent of The Bryn Mawr Trust Company (the “Bank”) issued a Press Release announcing the results of operations for the quarter ending March 31, 2011. The Press Release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Shareholders on April 27, 2011 for the purpose of considering and acting upon the below proposals. A total of 12,460,376 shares were outstanding and entitled to vote at the Annual Meeting, of which 11,288,439 shares were voted. There were a total of 1,301,971 broker non-votes.

1. A proposal to elect three Class I directors to each serve four year terms expiring in 2015.

The shareholders of the Corporation elected Donald S. Gutherie, Scott M. Jenkins and Jerry L. Johnson as Class I directors to each serve four year terms expiring in 2015 by the following vote:

Director Nominee	Votes For	Votes Withheld
Donald S. Gutherie	9,623,593	362,875
Scott M. Jenkins	9,776,274	210,194
Jerry L. Johnson	9,890,174	96,294

The following directors continued in office after the Annual Meeting: Britton H. Murdoch, Francis J. Leto, Wendell L. Holland, David E. Lees, B. Loyall Taylor Jr., Frederick C. Peters, II and Andrea F. Gilbert.

2. A proposal to approve a non-binding advisory vote on executive officers compensation (“say-on-pay”).

The shareholders of the Corporation approved the say-on pay proposal by the following vote:

Votes For	Votes Against	Abstained
9,826,024	117,686	42,758

3. A proposal to approve a non-binding advisory vote on the frequency of the advisory vote on executive officer compensation in future years (“say-on-frequency”).

The shareholders of the Corporation approved the say-on frequency proposal by the following vote:

1 Year	2 Year	3 Year	Abstained
8,684,262	62,217	1,164,594	75,394

4. A proposal to ratify KPMG LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2011.

The shareholders of the Corporation ratified the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2011 by the following vote:

Votes For	Votes Against	Abstained
10,957,136	321,433	9,869

The Corporation has decided, in light of the results of the say-on-frequency vote, that the Corporation will include a shareholder vote on executive officer compensation in its proxy material every one (1) year until the next shareholder say-on-frequency vote.

Item 7.01.	Regulation FD Disclosure.

The Corporation has posted to its website an updated slide presentation which is attached hereto as Exhibit 99.3 and incorporated into this Item 7.01 by reference.

Also, attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference is the script for the Corporation’s April 29, 2011 earnings conference call.

The information in this Current Report on Form 8-K, including the exhibits attached hereto and incorporated by reference into Items 2.02 and 7.01 hereof, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed incorporated by reference into any of the Corporation’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits

(d)	99.1 — Press Release announcing the results of operations for the quarter ending March 31, 2011

99.2 — Script for April 29, 2011 earnings conference call

99.3 — Updated Slide Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II
Frederick C. Peters II, President
and Chief Executive Officer

Date: April 28, 2011

EXHIBIT INDEX

Exhibit 99.1 — Press Release announcing the results of operations for the quarter ending March 31, 2011

Exhibit 99.2 — Script for April 29, 2011 earnings conference call

Exhibit 99.3 — Updated Slide Presentation